Exhibit 99.1

FERC APPROVES MERGER OF EXELON AND CONSTELLATION

FERC ruling provides final regulatory approval required

CHICAGO AND BALTIMORE (March 9, 2012) – The Federal Energy Regulatory Commission (FERC) today approved the proposed merger of Exelon Corporation (NYSE:EXC) and Constellation Energy (NYSE:CEG). Exelon and Constellation plan to complete the merger this coming Monday, March 12.

“We are pleased that the FERC has approved our merger with Constellation,” said Exelon President and COO Christopher M. Crane, who will become president and CEO of Exelon upon closing of the merger. “FERC’s approval is the final regulatory requirement to completing the transaction. We look forward to combining our operations and becoming one company.”

“We are pleased to now be able to proceed with this transaction and unite our two companies,” said Mayo A. Shattuck III, chairman, president and CEO of Constellation, who will become executive chairman of Exelon upon closing of the merger.

Consistent with Exelon and Constellation’s application for approval filed with FERC on May 20, 2011, the companies have committed to divesting three Constellation Energy generating stations in Maryland totaling 2,648 megawatts (MW) of generating capacity. They also agreed to sell 500 MW of baseload energy under contracts that will extend until 2015.

The transaction has been approved by shareholders of Exelon and Constellation. Required regulatory approvals or reviews have been completed by the Maryland Public Service Commission, New York Public Service Commission, the Public Utility Commission of Texas, the Department of Justice and the Nuclear Regulatory Commission.

About Exelon

Exelon Corporation is one of the nation’s largest electric utilities with approximately $19 billion in annual revenues. The company has one of the industry’s largest portfolios of electricity generation capacity, with a nationwide reach and strong positions in the Midwest and Mid-Atlantic. Exelon distributes electricity to approximately 5.4 million customers in northern Illinois and southeastern Pennsylvania and natural gas to approximately 494,000 customers in the Philadelphia area. Exelon is headquartered in Chicago and trades on the NYSE under the ticker EXC.

About Constellation Energy

Constellation Energy is a leading competitive supplier of power, natural gas and energy products and services for homes and businesses across the continental United States. It owns a diversified fleet of generating units, totaling approximately 12,000 megawatts of generating capacity, and is a leading advocate for clean, environmentally sustainable energy sources, such as solar power and nuclear energy.

The company delivers electricity and natural gas through the Baltimore Gas and Electric Company (BGE), its regulated utility in Central Maryland. A FORTUNE 500 company headquartered in Baltimore, Constellation Energy had revenues of $13.8 billion in 2011. Learn more online: www.constellation.com.

For the latest information about the Exelon-Constellation merger, visit the merger website: www.exelonconstellationmerger.com.

Cautionary Statements Regarding Forward-Looking Information

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger of Exelon Corporation (Exelon) and Constellation Energy Group, Inc. (Constellation), integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Exelon and Constellation, as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication regarding the proposed merger. For example, (1) conditions to the closing of the merger may not be satisfied; (2) an unsolicited offer of another company to acquire assets or capital stock of Exelon or Constellation could interfere with the merger; (3) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (4) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (5) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (6) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (7) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (8) the companies may not realize the values expected to be obtained for properties expected or required to be divested; (9) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (10) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Exelon, Constellation or the combined company. Discussions of some of these other important factors and assumptions are contained in Exelon’s and Constellation’s respective filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) Exelon’s 2011Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; and (2) Constellation’s 2011 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 12. These risks, as well as other risks associated with the proposed merger, are more fully discussed in the definitive joint proxy statement/prospectus included in the Registration Statement on Form S-4 that Exelon filed with the SEC and that the SEC declared effective on October 11, 2011 in connection with the proposed merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor Constellation undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication.

Additional Information and Where to Find it

In connection with the proposed merger between Exelon and Constellation, Exelon filed with the SEC a Registration Statement on Form S-4 that included the definitive joint proxy statement/prospectus. The Registration Statement was declared effective by the SEC on October 11, 2011. Exelon and Constellation mailed the definitive joint proxy statement/prospectus to their respective security holders on or about October 12, 2011. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION about Exelon, Constellation and the proposed merger. Investors and security holders may obtain copies of all documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of the definitive joint proxy statement/prospectus may be obtained free of charge from Exelon Corporation, Investor Relations, 10 South Dearborn Street, P.O. Box 805398, Chicago, Illinois 60680-5398, or from Constellation Energy Group, Inc., Investor Relations, 100 Constellation Way, Suite 600C, Baltimore, MD 21202.

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Contact:

Media Contacts:	Exelon	Constellation

	Judy Rader	Lawrence McDonnell

	312-394-7417	410-470-7433

Investor Contacts:	Exelon	Constellation

	Stacie Frank	Sandra Brummitt

	312-394-3094	410-470-6440